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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 29, 1998


                    QWEST COMMUNICATIONS INTERNATIONAL INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


      000-22609                                             84-1339282
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


555 Seventeenth Street, Suite 1000           Denver, Colorado           80202
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: 303-291-1400

                                 -------------

                                Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         Reference is made to Exhibit 99.1 attached to this Current Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit 99.1  Unaudited Pro Forma Combined Financial Statements as of
                       September 30, 1997
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ---------------


                                         QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE:  January 29, 1998                  By: /s/ Robert S. Woodruff
                                            ------------------------------------
                                             Robert S. Woodruff
                                             Executive Vice President - Finance,
                                             Chief Financial Officer and
                                             Treasurer
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                                 EXHIBIT INDEX


          Exhibit No             Description
          ----------             -----------

              99.1 Unaudited Pro Forma Combined Financial Statements as of September 30, 1997